SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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NVR, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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NVR, INC.
11700 Plaza America Drive
Reston, VA 20190

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on Friday, May 4, 2007
11:30 A.M. Eastern Standard Time

NVR, Inc. will hold its Annual Meeting of Shareholders at 11:30 A.M. (Eastern Time) on Friday, May 4, 2007. We will hold the meeting at our corporate headquarters located at 11700 Plaza America Dr., Suite 500, Reston, Virginia.

We are holding the meeting for the following purposes:

1. To elect four nominees for director to serve three year terms and until their successors are duly elected and qualified;

2. To ratify the appointment of the accounting firm of KPMG LLP as our independent auditor for the year ending December 31, 2007;

3. Approval of an amendment to our Restated Articles of Incorporation to provide for majority voting of our directors in uncontested elections; and

4. To transact other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The above items are fully described within the proxy statement, which is part of this notice. We have not received notice of any other matters that may properly be presented at the meeting.

Only shareholders of record at the close of business on March 1, 2007 will be entitled to vote at the meeting. Whether or not you plan to attend the meeting, you are urged to date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You are invited to attend the meeting in person. If you do attend the meeting, you may withdraw your proxy and vote in person.

By order of the Board of Directors,

James M. Sack
Secretary and General Counsel

March 22, 2007

NVR, INC.
11700 Plaza America Drive
Suite 500
Reston, VA 20190

PROXY STATEMENT

This Proxy Statement, Proxy Card and the Annual Report for the year ended December 31, 2006 are being mailed to our shareholders on or about March 22, 2007 in connection with the solicitation on behalf of the Board of Directors of NVR, Inc., a Virginia corporation, of proxies for use at our Annual Meeting of Shareholders. The Annual Meeting will be held on Friday, May 4, 2007, at our headquarters at 11700 Plaza America Dr., Suite 500, Reston, Virginia, 20190, at 11:30 A.M., Eastern Time, and at any and all postponements and adjournments thereof.

We bear the cost of proxy solicitation, including expenses in connection with preparing, assembling and mailing the proxy solicitation materials and all papers accompanying them. We may reimburse brokers or persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to beneficial owners. In addition to solicitation by mail, certain of our officers, directors and regular employees, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile transmission, internet or personally. We have retained Georgeson Inc. to assist in the solicitation of brokers, bank nominees and institutional holders for a fee of approximately $4,000 plus out-of-pocket expenses.

All voting rights are vested exclusively in the holders of our common stock, par value $.01 per share (the “Common Stock”). Only shareholders of record as of the close of business on March 1, 2007 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. Shareholders include holders (the “Participants”) owning stock in our Profit Sharing Trust Plan and Employee Stock Ownership Plan (the “Plans”).

The accompanying proxy card should be used to instruct the person named as the proxy to vote the shareholder’s shares in accordance with the shareholder’s directions. The persons named in the accompanying proxy card will vote shares of Common Stock represented by all valid proxies in accordance with the instructions contained thereon. In the absence of instructions, shares represented by properly executed proxies will be voted FOR the election of those four persons designated hereinafter as nominees for Class II of our directors, FOR the ratification of KPMG LLP as our Independent Auditor for 2007, FOR approval of an amendment to our Restated Articles of Incorporation to provide for majority voting of our directors in uncontested elections and in the discretion of the named proxies with respect to any other matters presented at the Annual Meeting.

With respect to the tabulation of proxies, for the election of directors, the ratification of the appointment of KPMG LLP as our independent auditor, and approval of an amendment to our Restated Articles of Incorporation, abstentions and broker non-votes are counted for the purpose of establishing a quorum, but are not counted in the number of votes cast and will have no effect on the result of the vote on any matter other than the proposed amendment to our Restated Articles of Incorporation, on which they will be the equivalent of a vote “against.”

Any shareholder may revoke his or her proxy at any time prior to its use by 1) filing with our Secretary, at 11700 Plaza America Drive, Suite 500, Reston, Virginia 20190, written notice of revocation, 2) duly executing a proxy bearing a later date than the date of the previously duly executed proxy, or 3) by attending the Annual Meeting and voting in person. Execution of the enclosed proxy will not affect your right to vote in person if you should later decide to attend the Annual Meeting.

The proxy card also should be used by Participants to instruct the trustee of the Plans how to vote shares of Common Stock held on their behalf. The trustee is required under the applicable trust agreement to establish procedures to ensure that the instructions received from Participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the Participants’ free exercise of their voting rights. Proxy cards representing shares held by Participants must be returned to the tabulator by May 1, 2007 using the enclosed return envelope and should not be returned to us. If shares are owned through the Plans and the Participant does not submit voting instructions by May 1, 2007, the trustee of the Plans will vote such shares in the same proportion as the voting instructions received from the other Participants. Participants who wish to revoke a proxy card will need to contact the trustee and follow its instructions.

As of the Record Date, we had a total of           shares of Common Stock outstanding, each share of which is entitled to one vote. The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Under our Restated Articles of Incorporation and Bylaws, holders of Common Stock are not entitled to vote such shares on a cumulative basis.

Election of Directors
(Proposal 1)

Our Board of Directors, or the “Board,” is divided into three classes, the classes being as equal in number as possible. At the 2007 Annual Meeting, the following persons constituting Class II of the directors have been nominated by the Board of Directors to be elected to hold office for a three year term and until their successors are duly elected and qualified:

Manuel H. Johnson
David A. Preiser
John M. Toups
Paul W. Whetsell

Our Restated Articles of Incorporation state that the number of directors on our Board will be no less than seven and no more than thirteen, as established from time to time by Board resolution. Currently, our Board has established the size of the Board as ten.

Mr. Johnson, Mr. Preiser and Mr. Toups are current directors standing for reelection. Mr. Whetsell was appointed as a director on March 1, 2007 and is standing for election by our shareholders for the first time. Mr. Schar, NVR’s Chairman, recommended Mr. Whetsell to the Nominating Committee for consideration as a director. Each nominee has consented to serve as one of our directors if elected. Our Board of Directors has affirmatively determined that each of our Board of Directors’ proposed nominees is independent. Our Board does not contemplate that any of its proposed nominees listed above will become unavailable for any reason, but if any such unavailability should occur before the Annual Meeting, proxies may be voted for another nominee selected by the Board of Directors.

Vote Required

Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the votes cast by the shares entitled to vote in person or by proxy at the Annual Meeting is required for the election of each of the four nominees named above. Unless marked otherwise, proxies received will be voted FOR the election of each of the four nominees named above. Shareholders may withhold their votes from the entire slate of nominees or from any particular nominee by so indicating in the space provided on the attached proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” ALL THE
FOREGOING NOMINEES AS DIRECTORS OF NVR.

Corporate Governance Principles and Board Matters

We are committed to having sound corporate governance principles and practices. Having and acting on that commitment is essential to running our business efficiently and to maintaining our integrity in the marketplace. Our primary corporate governance documents, including our Corporate Governance Guidelines, Code of Ethics and all of the our Board of Directors’ committee charters, are available to the public on our internet website at http://www.nvrinc.com.

Board Structure and Committee Composition

Our Restated Articles of Incorporation state that the number of directors on our Board will be no less than seven and no more than thirteen, as established from time to time by Board resolution. As of the date of this Proxy Statement, the Board has ten members.

Dwight C. Schar, our executive chairman, leads our Board, which meets at least quarterly. In addition, our Corporate Governance Guidelines require that each year our Board name an independent lead director to chair meetings of our independent directors. The independent directors of our Board meet as a group at least annually. Our independent lead director position rotates annually between the Audit, Compensation, Corporate Governance and Nominating Committee chairmen. Robert C. Butler, the Chairman of our Corporate Governance Committee, served as our independent lead director for calendar year 2006. David A. Preiser, the Chairman of our Nominating Committee, assumed the independent lead director role for the 2007 calendar year.

Our Board has the following six committees: Audit, Compensation, Corporate Governance, Executive, Nominating, and Qualified Legal Compliance. Each committee, other than the Executive Committee, meets at least annually to review its Committee Charter. During 2006, the full Board of Directors met seven times, the Audit Committee met five times, the Compensation Committee and Corporate Governance Committees each met three times, the Nominating Committee met twice, and the Qualified Legal Compliance Committee met once. The Executive Committee did not meet during 2006. Our independent directors met once during 2006 in executive session without the presence of non-independent directors and management. Each of our Board members attended at least 75% of all of our Board and their respective Committee meetings during 2006, and each then-standing director attended the 2006 annual meeting of shareholders. Our Board requires that our Board members attend each Board and Committee meeting in person. Our Board of Directors further requires that all current Board members and all nominees for election to our Board of Directors put forth in our proxy statement by our Board attend in person our annual meeting of shareholders, unless personal circumstances affecting such Board member or director nominee make such attendance impracticable or inappropriate.

Board Member Information

The following sets forth certain pertinent information with respect to our current directors, including the nominees listed above.

		Year First Elected or Appointed/
Name	Age	Term Expires

Dwight C. Schar (3*)	65	1993/2008
C. Scott Bartlett, Jr.(1) (4) (6)	74	1993/2009
Robert C. Butler(1) (4) (5*) (6)	76	2002/2008
Timothy M. Donahue(2) (4)	58	2006/2009
Manuel H. Johnson (1*) (2) (5) (6*)	58	1993/2007
William A. Moran(3)	60	1993/2009
David A. Preiser(2) (4*) (5) (**)	50	1993/2007
George E. Slye(1) (3) (6)	76	1993/2008
John M. Toups(2*) (3) (5)	81	1993/2007
Paul W. Whetsell(2) (5)	56	2007/2007

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Executive Committee

(4)	Member of Nominating Committee

(5)	Member of Corporate Governance Committee

(6)	Member of Qualified Legal Compliance Committee

(*)	Chairperson

(**)	Independent Lead Director

Dwight C. Schar has been Chairman of the Board since September 30, 1993. Mr. Schar served as the President and Chief Executive Officer of NVR from September 30, 1993 through June 30, 2005. Mr. Schar is also a director of Six Flags, Inc.

C. Scott Bartlett, Jr. has been a director since September 30, 1993. Mr. Bartlett retired as an Executive Vice President of National Westminster Bank USA, now Bank of America, Inc., in 1990. Mr. Bartlett is also a director of Abraxas Petroleum Corporation where he serves as the chairman of the audit committee and serves on the nominating committee.

Robert C. Butler has been a director since May 1, 2002. Prior to his retirement, Mr. Butler served as Senior Vice President and Chief Financial Officer of Celgene Corporation from 1996 through 1998. Previously, Mr. Butler served as Chief Financial Officer of International Paper Co. In addition, Mr. Butler was the Chairman of the Financial Accounting Standards Advisory Council from 1997 through 2001. Mr. Butler is a director of Studio One Networks, Inc. He also serves on the Board of Trustees of COPE Center, Inc., a non-profit social services entity.

Timothy M. Donahue has been a director since January 1, 2006. Prior to his retirement, Mr. Donahue was Executive Chairman of Sprint Nextel Corporation from August 2005 to December 2006. He previously served as president and chief executive officer of Nextel Communications, Inc. He began his career with Nextel in January 1996 as president and chief operating officer. Before joining Nextel, Mr. Donahue served as northeast regional president for AT&T Wireless Services operations from 1991 to 1996. Prior to that, he served as president for McCaw Cellular’s paging division in 1986 and was named McCaw’s president for the U.S. central region in 1989. He is also a director of Kodak and John Carroll University.

Manuel H. Johnson has been a director since September 30, 1993. Dr. Johnson has been co-chairman and senior partner in Johnson Smick International, Inc., an international financial policy-consulting firm, since 1990. From August 1, 1997 until December 2003, Dr. Johnson was the chairman of the Board of Trustees and president of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board. Also during 1997, Dr. Johnson was named a member of the Independence Standards Board (which was dissolved on July 31, 2001), formed jointly by the Securities and Exchange Commission and the American Institute of Certified Public Accountants. Dr. Johnson is a founder and co-chairman of the Group of Seven Council, an international commission supporting economic cooperation among the major industrial nations. He is a director of Morgan Stanley Funds, Greenwich Capital Markets, Inc. and Evergreen Energy, Inc.

William A. Moran has been a director since September 30, 1993. Mr. Moran has been the chairman of Elm Street Development, Inc. (“Elm Street”) since 1996. Mr. Moran is currently a director and shareholder of Craftmark, Inc., a homebuilder in Virginia, Maryland, Pennsylvania and Delaware and Craftstar, Inc., which develops, invests in and periodically sells apartments, condominiums, single family homes and townhomes in Virginia and Maryland. Mr. Moran is also a director and shareholder of ESD, Inc.

David A. Preiser has been a director since September 30, 1993. Mr. Preiser has been a senior managing director and a member of the Board of Directors (now an advisory member) of the investment banking firm of Houlihan Lokey Howard & Zukin (“Houlihan Lokey”) since 2001. Prior to that date, Mr. Preiser was a managing director of Houlihan Lokey. Since January 1, 2005, Mr. Preiser has served as Chairman of Houlihan Lokey Howard and Zukin — Europe, pursuant to which he leads Houlihan Lokey’s European investment banking activities. Additionally, Mr. Preiser continues to hold the position of managing partner of Sunrise Capital Partners L.P., a distressed private equity fund affiliated with Houlihan Lokey since 1998, the investment strategy of which is to invest in bankrupt companies and turn-around situations. From 1990, Mr. Preiser had been active in coordinating Houlihan Lokey’s real estate and financial restructuring activities as a managing director. Mr. Preiser is also a director of Jos. A. Bank Clothiers, Inc.; Akrion, Inc.; Collective Licensing International, LLC; and AIT Holding Company, LLC.

George E. Slye has been a director since September 30, 1993. Mr. Slye has been the chief executive officer and owner of GESCOM, Inc., a real estate investment firm, since 1983. Mr. Slye has also been acting as a business and real estate consultant with two West Coast corporations, Real Energy Corporation, LLC and Brentwood Capital Partners, during the last five years. Mr. Slye was a co-founder and vice-chairman of Spaulding and Slye Colliers, a major real estate development company with offices in Boston and Washington, D.C. He has served as a trustee of Babson College and University Hospital of Boston and as a director of Manufacturers Advisor Corporation of Toronto. In addition, Mr. Slye was a two-term president of the Greater Boston Real Estate Board. Mr. Slye was previously a director of two real estate trusts owned by Travelers Insurance Company, which are now merged into other Travelers entities.

John M. Toups has been a director since September 30, 1993. Prior to his retirement, Mr. Toups held various management positions with Planning Research Corporation from 1970 through 1987, for which he was chief executive officer from 1978 to 1987 and chairman from 1982 to 1987. He is also a director of Halifax Corporation, GTSI, Inc. and Dewberry and Davis.

Paul W. Whetsell has been a director since the Board appointed him on March 1, 2007. Mr. Whetsell has been the chairman of the board of Interstate Hotels and Resorts, Inc. (“Interstate”) since August 1998 and the president and chief executive officer of Capstar Hotel Company since 2006. From August 1998 until October 2003, he also served as the chief executive officer of Interstate and its predecessor. From August 1998 until May 2006, Mr. Whetsell served as the chairman and chief executive officer of Meristar Hospitality Corporation.

Board Independence

Our Board has established Director independence standards to assist us in determining director independence, the standards of which either meet or exceed the independence requirements of the American Stock Exchange’s (“AMEX”) corporate governance listing standards (our common stock is listed on the AMEX). Our independence standards are included within our Corporate Governance Guidelines which are available on our website at http://www.nvrinc.com. Our Board considers all relevant facts and circumstances in making an independence determination. To be considered “independent” under our independence standards, a director must be determined, by a resolution of our Board, to have no material relationship with us (other than as a director) directly or indirectly, that would interfere with the exercise of independent judgment.

Our Board has affirmatively determined that Mssrs. Bartlett, Butler, Donahue, Johnson, Preiser, Slye, Toups and Whetsell are independent pursuant to our independent standards and have no material relationship with us, directly or indirectly, that would interfere with the exercise of independent judgment. Mr. Schar, our Executive Chairman, and Mr. Moran, an existing director who controls a company from which we acquire a small portion of our finished lots upon which to build our homes, have been determined by our Board not to be “independent.”

When our Board met to analyze the independence of its member, it analyzed two separate transactions that it considered immaterial to the independence of the directors involved:

•	Mr. Toups is a director of Dewberry & Davis (“Dewberry”), a privately held professional services firm that provides engineering, surveying and environmental sciences services. Previously, the independent members of our Board (with Mr. Toups abstaining) authorized us to obtain services in the ordinary course of business from Dewberry, the services of which included engineering and surveying of certain finished lots upon which we build our homes. We obtained services from Dewberry during 2006.

•	Mr. Donahue was the Executive Chairman of Sprint Nextel Corporation (“Sprint”) through December 31, 2006. Previously, the independent members of our Board authorized us to obtain services in the ordinary course of business from Sprint. We obtained telecommunication services from Sprint during 2006.

Board Committees

Audit Committee

We have a separately designated standing Audit Committee comprised of four members, each of whom satisfies the independence standards specified above and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (“1934 Act”). All current members of our Audit Committee are financially literate and are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. Our Board has determined that Manuel H. Johnson, our current Audit Committee Chairman, qualifies as an audit committee financial expert as defined within Section 229-401(h) of the 1934 Act. This designation does not impose on Mr. Johnson any duties, obligations or liability that are any greater than are generally imposed on him as a member of our Audit Committee and our Board, and his designation as an audit committee financial expert pursuant to this Securities and Exchange Commission (“SEC”) requirement does not affect the duties, obligations or liability of any other member of our Audit Committee or our Board.

Our Audit Committee operates pursuant to a charter adopted by our Board that is available at http://www.nvrinc.com. As enumerated in the Charter, our Audit Committee was established to assist our Board’s oversight of (1) the integrity of our accounting and financial reporting processes, (2) our compliance with legal and regulatory requirements, (3) our independent external auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent external auditors. Among other things, our Audit Committee prepares the Audit Committee Report for inclusion in our proxy statement; annually reviews our Audit Committee Charter and the Audit Committee’s performance; appoints, evaluates and determines the compensation of our independent external auditors; and maintains written procedures for the receipt, retention and treatment of complaints on accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters. Our Audit Committee has the authority and available funding to engage any independent legal counsel and any accounting or other expert advisors, as our Audit Committee deems necessary to carry out its duties.

Compensation Committee

We have a separately designated standing Compensation Committee comprised of four members, each of whom satisfies our independence standards specified above. Our Compensation Committee operates pursuant to a charter adopted by our Board that is available at http://www.nvrinc.com.

Description of Duties

Among other things, our Compensation Committee (1) determines the compensation of our Executive Chairman and our Chief Executive Officer (“CEO”) and, based in part on the recommendation of the Executive Chairman and the CEO, of all of our other executive officers; (2) periodically reviews and makes recommendations to the Board with respect to the compensation of our directors; (3) administers and interprets incentive compensation and stock option plans for our employees; (4) prepares our Compensation Committee Report for inclusion in our annual meeting proxy statement in accordance with applicable rules and regulations of the SEC; (5) makes recommendations to our Board about succession planning for our CEO, and in conjunction with the CEO, also considers succession planning for other of our key positions; and (6) annually reviews our Compensation Committee Charter and the Compensation Committee’s performance. Our Compensation Committee also has the sole authority and appropriate funding to obtain advice and assistance from compensation consultants, and internal or outside legal, accounting or other expert advisors that it determines necessary to carry out its duties.

Compensation Consideration and Determination

We do not engage compensation consultants to set executive officer compensation each year. Rather, we engage consultants on an as needed basis as determined by us or our Compensation Committee (we did not engage any such consultant during 2006). For example, we engaged a compensation consultant in early 2005 to assist us in formulating the terms of the 2005 Stock Option Plan. This was done to ensure that all of the plan terms, including the four-year performance measure that is required to be met for vesting, appropriately achieved and satisfied all of our objectives.

Our Compensation Committee has the only authority to grant stock options to our named executive officers. Our Compensation Committee, by resolution, has delegated authority to either the Executive Chairman or CEO, and the Senior Vice President of Human Resources, jointly, to grant options to new and existing employees below the executive officer rank. The Senior Vice President of Human Resources must report any options granted pursuant to this delegated authority to the Compensation Committee at their next scheduled meeting after the delegated authority is exercised. We do not have a program, plan or practice in place to grant options in coordination with the release of material non-public information.

Compensation Committee Interlocks and Insider Participation

During 2006, our compensation committee was comprised of Mr. Toups, Mr. Donahue, Mr. Johnson, and Mr. Preiser, all of who are independent directors. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or our Compensation Committee; accordingly, there were no interlocks with other companies within the meaning of the SEC’s proxy rules during 2006.

Nominating Committee

We have a separately designated standing Nominating Committee comprised of four members, each of whom satisfies our independence standards specified above. The Nominating Committee operates pursuant to a charter adopted by the Board that is available at http://www.nvrinc.com.

Among other things, the Nominating Committee (1) identifies individuals qualified to become Board members; (2) recommends that our Board select the director nominees for the next annual meeting of shareholders; (3) recommends to our Board names of individuals to fill any vacancies on our Board that arise between annual meetings of shareholders; (4) considers from time to time our Board committee structure and makeup; and (5) annually reviews our Nominating Committee Charter and the Nominating Committee’s performance. Our Nominating Committee also has the sole authority and appropriate funding to obtain advice and assistance from executive search firms, and internal or outside legal, accounting or other expert advisors that it determines necessary to carry out its duties.

Attached as Appendix A are our Policies and Procedures for the Consideration of Board of Directors Candidates, including nominations submitted by our security holders. This material is also available at http://www.nvrinc.com.

Corporate Governance Committee

We have a separately designated standing Corporate Governance Committee comprised of four members, each of whom satisfies our independence standards specified above. The Corporate Governance Committee operates pursuant to a charter adopted by our Board that is available at http://www.nvrinc.com. Our Corporate Governance Guidelines are also available at http://www.nvrinc.com.

Among other things, the Corporate Governance Committee (1) develops and recommends to our Board a set of corporate governance principles; (2) annually reviews and assesses the adequacy of our Corporate Governance Guidelines, including ensuring that they reflect best practices where appropriate; and (3) annually reviews our Corporate Governance Committee Charter and the Corporate Governance Committee’s performance. Our Corporate Governance Committee must obtain Board approval for funding to obtain advice and assistance from internal or outside legal, accounting or other expert advisors that it determines necessary to carry out its duties.

Qualified Legal Compliance Committee

Our Qualified Legal Compliance Committee (“QLCC”) is a separately designated standing committee, currently consisting of all of the members of our Audit Committee. It was established to assist our Board in fulfilling its responsibilities relating to oversight of legal compliance by our employees and us and to meet the requirements for a qualified legal compliance committee under Part 205 of the rules of the SEC (the “Part 205 Rules”). The composition of the QLCC is intended to comply with all independence requirements under the Part 205 Rules. Our QLCC operates pursuant to a charter adopted by our Board and is available at http://www.nvrinc.com. Our QLCC annually reviews the QLCC Charter and the QLCC’s performance.

Our QLCC has adopted written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of securities laws or material breach of fiduciary duty or similar material violation by us, or our directors, officers, employees or agents (“Material Violation”) under the Part 205 Rules, and has the authority and responsibility (1) to inform our chief legal officer (“CLO”), CEO and chief financial officer (“CFO”) of any report of evidence of a Material Violation; (2) to determine whether an investigation is necessary regarding any report of evidence of a Material Violation and; (3) if our QLCC determines an investigation is necessary or appropriate, initiate such investigation; (4) to obtain a written report from our CLO or outside counsel conducting any such investigation at the investigation’s conclusion; (5) recommend, by majority vote, that we implement an appropriate response to evidence of a Material Violation and inform our Board, CEO, CLO and CFO of the results of any such investigation and the appropriate remedial measures to be adopted; and (6) acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that we fail in any material respect to implement an appropriate response that our QLCC has recommended that we take. Our QLCC has the authority and available funding to engage any independent legal counsel, accounting or other expert advisors as our QLCC deems necessary to carry out its duties.

Executive Committee

Our Executive Committee was established pursuant to our Bylaws to have such powers, authority and responsibilities as may be determined by a majority of our Board of Directors. Our Executive Committee has never met, nor has our Board ever delegated any powers, authority or responsibilities to the Executive Committee. Our Board of Directors intends to continue the practice of considering corporate matters outside the scope of our other existing Board committees at the full Board level.

Security Holder Communications with the Board of Directors

Our Policies and Procedures Regarding Security Holder Communications with the NVR, Inc. Board of Directors are available at http://www.nvrinc.com.

Transactions With Related Persons

During the year ended December 31, 2006, we entered into forward lot purchase agreements to purchase finished building lots for a total purchase price of approximately $30,000,000 with Elm Street Development, Inc. (“Elm Street), which is controlled by Mr. Moran. These transactions were approved by a majority of the disinterested independent members of our Board, and we expect to purchase these finished lots over the next three years at market prices. During 2006, NVR purchased 284 developed lots at market prices from Elm Street for approximately $50,000,000.

During 2006, Mr. Saville’s adult daughter who lives independent of him entered into a sales contract to purchase one of our homes for $733,000. The sale is expected to close in 2007. The price and the terms of the sale are no less favorable than those that would have been entered into with an unrelated third party, and our independent Directors approved the sale.

During 2006, we had two marketing and promotional arrangements with certain entities controlled by or affiliated with the Washington Redskins National Football League franchise (the “Redskins”). Mr. Schar is a minority owner of the Redskins. Our independent directors approved each of these arrangements. In total, we incurred or committed to incur approximately $179,500 under these marketing and promotional arrangements.

Procedures for Approval of Related Person Transactions

All related person transactions affecting us that are potentially disclosable under Item 404(a) of Regulation S-K must be considered, reviewed and approved or ratified by the disinterested, independent directors of our Board, regardless of the type of transaction or amount involved. This requirement is contained within various written documents, including Section 7.05 of our Bylaws (available on our website at http://www.nvrinc.com), Sections 1 and 3 of our Code of Ethics (available on our website at http://www.nvrinc.com), which makes reference to the approval requirements of related party transactions contained within the AMEX’s listing standards, and our internal Standards of Business Conduct, Human Resource and Financial Policies and Procedures.

Security Ownership of Certain Beneficial Owners and Management

(to be filed with definitive proxy materials)

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires our directors and executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of such stock with the SEC and the AMEX. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all such forms filed. To our knowledge, based solely on a review of the copies of such reports furnished to us during 2006 and written representations that no other reports were required, all directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

Report of the Audit Committee

NVR’s Audit Committee is solely comprised of independent directors as defined by our independence standards (see above) and in the applicable SEC rules, and operates pursuant to a charter adopted by our Board, which is available at http://www.nvrinc.com.

Our management has primary responsibility for preparing our financial statements and establishing financial reporting systems and internal controls. Management also has the responsibility of reporting on the effectiveness of our internal controls over financial reporting. Our independent external auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited financial statements with accounting principles generally accepted in the United States of America and on management’s report on the effectiveness of its internal control over financial reporting. In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements and managements’ assessment of the effectiveness of our internal controls over financial reporting with management, and reviewed and discussed KPMG LLP’s audit opinions with KPMG LLP;

2. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards (“SAS”) 61 (Codification of Statements on Auditing Standards, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and SEC rules discussed in Final Releases 33-8183 and 33-8183a;

3. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committee”), and has discussed with KPMG LLP their independence; and

4. Based on the reviews and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the SEC.

The undersigned, constituting all of the members of the Audit Committee, have submitted this report to the Board of Directors.

Manuel H. Johnson (Chairman), C. Scott Bartlett, Jr., Robert C. Butler, and George E. Slye

Compensation Discussion And Analysis

(to be filed with definitive proxy materials)

Compensation Committee Report

(to be filed with definitive proxy materials)

Executive Compensation

(to be filed with definitive proxy materials)

Approval of Independent Auditors
(Proposal 2)

At the Annual Meeting, our Board of Directors will recommend shareholder ratification of the appointment of KPMG LLP as our independent auditor for the year 2007. If the appointment is not ratified, the Board will consider whether it should select another independent auditor. Representatives of KPMG LLP are expected to be present at the meeting to respond to shareholders’ questions and will have an opportunity to make a statement if they so desire.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE
APPROVAL OF KPMG LLP AS NVR’S INDEPENDENT AUDITORS FOR 2007.

DISCLOSURE OF FEES PAID OR ACCRUED FOR KPMG LLP
DURING THE Years Ended December 31:

	2006	2005

Audit fees:
Audit fees and quarterly reviews	$350,190	$327,000
Section 404 internal control audit	283,500	270,000
Comfort letter/Consents	—	9,000
SEC comment letter and amended filings	33,155	—
Reimbursable expenses	5,524	—

Total audit fees	672,369	606,000
Audit-related fees:
Employee benefit plan audit	30,000	28,000
Tax fees:
State tax appeal assistance	6,101	11,794
All other fees:	—	—

Total fees	$708,470	$645,794

The Audit Committee annually evaluates what types of audit and non-audit services (permitted by law) and, subject to certain limits, can be entered into with pre-approval authority granted by the Audit Committee and will grant that authority, if applicable, pursuant to an Audit Committee resolution. During 2006, and for 2006 only, the Audit Committee delegated to our Chairman of the Audit Committee (the “Chairman”), CEO and CFO, together or separately, in our name and on our behalf, the authority, subject to individual cost limits, to engage KPMG LLP to perform 1) accounting guidance and technical assistance for the implementation of newly issued accounting pronouncements and standards, 2) accounting guidance and technical assistance related to the application of existing accounting pronouncements and standards to our transactions, and 3) SEC registration statement comfort letters and consents, together in an aggregate amount for all services not to exceed 50% of the annual audit fee, provided that the Chairman, the CEO and CFO reported any such audit-related or non-audit services to the full Audit Committee at its next regularly scheduled meeting. During 2006, $23,460 of the $33,155 related to our SEC comment letter and amended filings was paid pursuant to the delegated authority granted by the Audit Committee.

During 2005, and for 2005 only, the Audit Committee delegated to our Chairman, CEO and CFO, together or separately, in our name and on our behalf, the authority, subject to individual cost limits, to engage KPMG LLP to perform 1) accounting guidance and technical assistance for the implementation of newly issued accounting pronouncements and standards, 2) accounting guidance and technical assistance related to the application of existing accounting pronouncements and standards to our transactions, 3) assistance in the process of gathering documentation for tax audits and management of them prior to receipt of a potential assessment, 4) assistance in the resolution of assessments from tax audits, 5) assistance in the development and implementation of tax saving strategies and 6) SEC registration statement comfort letters and consents; together in an aggregate amount for all services not to exceed 50% of the annual audit fee, provided that the Chairman, the CEO and CFO reported any such audit-related or non-audit services to the full Audit Committee at its next regularly scheduled meeting. During 2005, only the $9,000 KPMG consent fee related to our 2005 Stock Option Plan and $3,294 of the $11,794 for state tax appeal assistance were paid pursuant to the delegated authority granted by the Audit Committee.

Amendment to Restated Articles of Incorporation
(Proposal 3)

Proposed Amendment

Our Board of Directors has approved, declared advisable and recommends that the shareholders approve an amendment to our Restated Articles of Incorporation to provide for a majority voting standard in uncontested elections of directors and a plurality voting standard in contested elections of directors, both based on votes cast at a meeting where a quorum is present. A copy of the Restated Articles of Incorporation marked to show this amendment is attached to this Proxy Statement as Appendix B.

We are incorporated in the Commonwealth of Virginia, and Section 13.1-669 of the Virginia Stock Corporation Act (Voting for directors; cumulative voting) provides that unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Currently, our Restated Articles of Incorporation are silent as to a voting standard. Thus, our directors are currently elected by a plurality of the votes cast by the shares entitled to vote pursuant to the Virginia Stock Corporation Act. The proposed amendment to the Restated Articles of Incorporation provides that, except with respect to the filling of vacancies as provided in our Bylaws and unless otherwise required by law, each director shall be elected in an uncontested election of directors by a majority of the votes cast by the shares entitled to vote in the election. If, however, the number of nominees for director exceeds the number of directors to be elected, each director shall continue to be elected by a plurality of the votes cast by the shares entitled to vote in the election. A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director.

Our Board of Directors has approved certain conforming amendments to our Bylaws that would become effective following shareholder approval of this amendment to our Restated Articles of Incorporation. The amendments to the Bylaws do not require shareholder approval.

Our Board of Directors has also approved a director resignation policy that would become effective upon shareholder approval of the Restated Articles of Incorporation and which would be included in our Corporate Governance Guidelines. The director resignation policy would require a nominee who already serves as a director to tender his or her resignation if he or she fails to receive the required number of votes for re-election. The Nominating Committee will promptly consider the resignation offer of any such director and recommend to the Board whether to accept the tendered resignation or reject it. The Board will act on and publicly disclose its decision with respect to the Nominating Committee’s recommendation no later than 90 days following the submission of the resignation offer. The Board expects that any director who tenders his or her resignation pursuant to this Policy will not participate in the Nominating Committee recommendation or Board action regarding whether to accept or reject the tendered resignation.

Our directors believe the proposed amendment to adopt majority voting in the election of directors provides a greater level of accountability of directors to shareholders and reflects corporate governance best practice. If approved by the shareholders, this new standard will be effective with the next election of directors in 2008.

Required Vote

The affirmative vote of holders of a majority of the outstanding shares of our common stock is required for approval of this amendment to the Restated Articles of Incorporation of NVR, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR”
THE APPROVAL OF AMENDING NVR’S RESTATED ARTICLES OF INCORPORATION.

Shareholder Proposals

Our bylaws were amended in 2005 by the Board to add advance notice provisions for shareholder proposals to be presented at any annual meeting, including director nominations. Proposals of holders of Common Stock intended to be considered for our next annual meeting of Shareholders must be received by us no earlier than November 22, 2007, and no later than December 22, 2007, and must comply with applicable rules of the Securities and Exchange Commission in order to be considered. We must receive on or before November 22, 2007 proposals of holders of Common Stock intended to be included in our proxy statement for our next annual meeting of Shareholders.

Other Matters

Management knows of no other business to be presented for action at the Annual Meeting, other than those items listed in the notice of the Annual Meeting referred to herein. If any other business should properly come before the Annual Meeting, or any adjournment thereof, it is intended that the proxies will be voted in accordance with the best judgment of the persons acting thereunder.

Our Annual Report on Form 10-K for 2006, including consolidated financial statements and other information, accompanies this Proxy Statement but does not form a part of the proxy soliciting material. A complete list of the shareholders of record entitled to vote at our Annual Meeting will be open and available for examination by any shareholder, for any purpose germane to the Annual Meeting, between 9:00 a.m. and 5:00 p.m. at our offices at 11700 Plaza America Drive, Suite 500, Reston, Virginia 20190, from April 20, 2007 through May 3, 2007 and at the time and place of the Annual Meeting.

Copies of our most recent Annual Report on Form 10-K, including the financial statements and schedules thereto, which we are required to file with the SEC, will be provided without charge upon the written request of any shareholder. Such requests may be sent to Investor Relations, NVR, Inc., 11700 Plaza America Drive, Suite 500, Reston, Virginia, 20190. Our SEC filings are also available to the public from our website at http://www.nvrinc.com, and the SEC’s website at http://www.sec.gov.

By Order of the Board of Directors,

James M. Sack
Secretary and General Counsel

Reston, Virginia
March 22, 2007

Appendix A

NVR, Inc.
Nominating Committee Policies and Procedures for the Consideration of
Board of Director Candidates

The following amended and restated policies and procedures were adopted by the NVR, Inc. (the “Company”) Nominating Committee (the “Committee”) on November 1, 2005:

I. Policy Regarding Director Candidates Recommended by Security Holders.

A. The Company will consider all director candidates recommended by shareholders owning at least 5% of the Company’s outstanding shares at all times during the preceding year that meet the qualifications established by the Board of Directors (the “Board”).

II. Director Minimum Qualifications.

A. Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate the success of the Company’s business and represent shareholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to the Company of the director nominee’s respective skills and experience, which must be complementary to the skills and experience of the other members of the Board;

B. A substantial majority of the Board shall be independent as defined by the applicable exchange on which the Company’s shares are listed. The Audit, Compensation, Corporate Governance, Nominating and Qualified Legal Compliance Committees will be comprised solely of independent directors;

C. Director nominees must possess a general understanding of marketing, finance and other elements relevant to the success of a large publicly-traded company in today’s business environment, and an understanding of the Company’s business on an operational level;

D. Each director may be assigned committee responsibilities. A director nominee’s educational and professional backgrounds must be consistent with the director nominee’s committee assignment (e.g., director nominees who will be assigned to the audit committee must be financially literate as defined within the Company’s Audit Committee Charter);

E. Director nominees must demonstrate a willingness to devote the appropriate time to fulfilling Board duties;

F. Director nominees shall not represent a special interest or special interest group whose agenda is inconsistent with the Company’s goals and objectives or whose approach and methods are inconsistent with what the Board believes is in the best interest of the Company’s shareholders; and

G. Director nominees shall not be a distraction to the Board, nor shall a director nominee be disruptive to the achievement of the Company’s business mission, goals and objectives.

III. Procedures for Consideration of Security Holder Nominations.

A. Security holder nominations must include ALL of the information described in paragraphs C. through H. below and must be received in its entirety by the 120th calendar day before the date of the company’s proxy statement released to security holders in connection with the previous year’s annual meeting to be considered for the next scheduled annual meeting of shareholders;

B. Security holder nominations must be in writing and submitted via registered mail or overnight delivery service to the Nominating Committee Chairman at the Company’s corporate headquarters’ address;

C. Supporting documentation must be submitted that allows the Nominating Committee to verify ownership of not less than 5% of the Company’s outstanding shares at all times during the immediately preceding year;

D. The shareholder must submit an affidavit from the director nominee stating that if elected, the director nominee is willing and able to serve on the Company’s Board for the full term to which the director nominee would be elected. The affidavit must also acknowledge that the director nominee is aware of, has read and understands the Company’s Code of Ethics, Standards of Business Conduct, Corporate Governance Guidelines, and Board of Director Committee Charters (collectively, the “Corporate Governance Documents”), and further that the director nominee acknowledges that, if elected, the director nominee is subject to and will abide by the Corporate Governance Documents;

E. The director nominee must submit a signed independence questionnaire. This questionnaire shall be distributed to the director nominee upon receipt of a properly delivered security holder director nomination request, and must be returned within five days of receipt via registered mail or overnight delivery service to the Company’s Corporate Secretary and Nominating Committee Chairman, or designee;

F. The shareholder must submit documentation as to the director nominee’s qualifications, which at a minimum must include:

1. A complete biography;

2. Full employment history, including current primary occupation;

3. A signed consent form and waiver authorizing the Company to perform a full background investigation of the director nominee, including criminal and credit history, from a security firm acceptable to the Company in its sole discretion, an original report of which must be sent directly from the security firm to the Company’s Corporate Secretary and Nominating Committee Chairman, or designee;

4. Documentation of educational levels attained, complete with official transcripts issued directly by the educational institution and sent directly from the educational institution to the Company’s Corporate Secretary and Nominating Committee Chairman, or designee. The Nominating Committee may waive this requirement if the security firm performing the background investigation verifies that the director nominee completed the educational levels indicated by the director nominee;

5. Disclosure of all special interests and all political and organizational affiliations; and

6. A complete list of clients if the director nominee is a consultant, attorney or other professional service provider;

G. The shareholder must submit any additional information required to be included in the Company’s proxy statement for director nominees which determination will be made by the Company in its sole and absolute discretion (including, without limitation, information regarding business experience, involvement in legal proceedings, security ownership and transactions with the Company or management); and

H. The information submitted by the security holder must include relevant contact information (e.g., address, phone numbers) for the submitting shareholder and the director nominee.

IV. Identification and Evaluation of Director Candidates.

A. For directors standing for reelection, the Nominating Committee may consider:

1. The general qualifications as noted above;

2. The director’s attendance at Board and Committee meetings; and

3. The director’s participation and contributions to Board activities.

B. The Nominating Committee may consider the following when identifying and evaluating an individual who is not currently a Company director:

1. Use of outside executive search firms or referrals, as appropriate; and

2. Consideration of the Company’s minimum director qualifications as noted above in light of the specific qualifications possessed by the individual being considered; and

C. Regardless of the source of the nomination, individuals being considered for nomination to the Company’s Board, who are not currently directors, must provide to the Company the information described in Section III, paragraphs D-H.

Appendix B

EXHIBIT A

RESTATED ARTICLES OF INCORPORATION
OF
NVR, INC.

1. Name.  The name of the corporation is NVR, Inc. (herein called the “Corporation”).

2. Purposes.  The purpose or purposes for which the Corporation is organized are to transact any or all lawful business for which corporations may be incorporated under the Virginia Stock Corporation Act.

3. Registered Office and Agent.  The post office address of the registered office of the Corporation is 8270 Greensboro Drive, Suite 810, McLean, Virginia 22102. The name of the county in which the registered office is located is the County of Fairfax. The name of the registered agent of the Corporation is James M. Sack, who is Secretary of the Corporation and a member of the Virginia State Bar, and whose business office is the same as the registered office of the Corporation.

4. Capital Stock.

(a) The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is seventy-five million (75,000,000) shares, with a par value of one cent ($.01) per share, of which 60,000,000 shall be Common Stock and 15,000,000 shares shall be preferred stock, which shall have such designations and such preferences, limitations, and relative rights as may be established by one or more amendments of these Articles of Incorporation adopted by the Board of Directors or the shareholders in accordance with the Virginia Stock Corporation Act.

(b) The Corporation shall not issue any nonvoting equity securities provided that this provision, which is included in these Articles of Incorporation in compliance with section 1123(a)(6) of the United States Bankruptcy Code of 1978, as amended, shall have no force or effect beyond that required by such section 1123(a)(6) and shall be effective only for so long as such section 1123(a)(6) is in effect and applicable to the Corporation.

5. Reserved.

6. No Preemptive Rights.  No shareholder of the Corporation shall have any preemptive rights to purchase, subscribe for or otherwise acquire any stock or other securities of the Corporation, whether now or hereafter authorized, and any and all preemptive rights are hereby denied.

7. Directors.

(a) The number of directors of the Corporation shall be no less than seven and no more than thirteen, as determined from time to time by the Board of Directors by resolution. The Board of Directors of the Corporation shall be divided into three classes that are as equal in number as possible. The initial directors of the first class (Class I) shall hold office for a term expiring at the 1994 annual meeting of shareholders; the initial directors of the second class (Class II) shall hold office for a term expiring at the 1995 annual meeting of shareholders; and the initial directors of the third class (Class III) shall hold office for a term expiring at the 1996 annual meeting of shareholders. At each annual meeting of shareholders after 1994, the successors to the class of directors whose terms then shall expire shall be identified as being of the same class as the directors they succeed and elected to hold office for a term expiring at the third succeeding annual meeting of shareholders. Any reduction of the authorized number of directors will not have the effect of removing any director prior to the expiration of such director’s term. The existence of a vacancy on the board of directors shall not affect the validity of any action taken by the board of directors during the pendency of such vacancy.

(b) Directors shall be removed only for cause and only by the affirmative vote of holders of shares of the Corporation having a majority of the votes entitled to be cast in the election of directors in accordance with procedures set forth in the bylaws, not inconsistent with these Articles of Incorporation. For purposes of this

Article 7, “cause” shall mean, with regard to any director, (i) a director’s continuing, willful failure, or physical inability, to perform the duties required of his or her position, (ii) gross negligence or breach of fiduciary duty by a director in the performance of his or her duties as a director, (iii) the conviction or plea of nolo contendere to a crime by a director that constitutes a felony under the laws of the United States, or any state thereof, which results or was intended to result directly or indirectly in gain or personal enrichment by such director at the expense of the Corporation or involves moral turpitude, or (iv) material breaches (following notice and an opportunity to cure) of any covenants by the director contained in any agreement between the director and the Corporation or any subsidiary.

(c) Except with respect to the filling of vacancies as provided in the Corporation’s Bylaws, and unless otherwise required by law, each director shall be elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present; provided that if the number of nominees exceeds the number of directors to be elected, each director shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. For purposes of this Article 7(c), a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director.

8. Indemnification.

(a) The Corporation shall to the fullest extent permitted by the laws of the Commonwealth of Virginia, as presently in effect or as the same hereafter may be amended and supplemented, indemnify an individual who is or was a director or officer of the Corporation or any constituent corporation or other business entity absorbed by the Corporation in a merger or consolidation, or, at the request of the Corporation or such other corporation or business entity, any other corporation or business entity and who was, is, or is threatened to be made a named defendant or respondent in any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (collectively, a “proceeding”) by reason of the fact that such individual is or was a director or officer of the Corporation, against any obligation to pay a judgment, settlement, penalty, fine (including any excise tax assessed with respect to any employee benefit plan) or other liability and reasonable expenses (including counsel fees) incurred with respect to such a proceeding, except such liabilities and expenses as are incurred because of such director’s or officer’s willful misconduct or knowing violation of the criminal law. The Corporation is authorized to contract in advance to indemnify and make advances and reimbursements for expenses to any of its directors or officers to the same extent provided in this Article 8. The Corporation also shall have the authority to indemnify any of its employees or agents, upon a determination of the board of directors that such indemnification is appropriate, to the same extent as the indemnification of its directors and officers permitted in this Article 8.

(b) Unless a determination has been made that indemnification is not permissible, the Corporation shall make advances and reimbursements for expenses reasonably incurred by a director or officer in a proceeding as described above upon receipt of an undertaking from such director or officer to repay the same if it is ultimately determined that such director or officer is not entitled to indemnification. Such undertaking shall be an unlimited, unsecured general obligation of the director or officer and shall be accepted without reference to such director’s or officer’s ability to make repayment.

(c) The determination that indemnification under this Article is permissible, the authorization of such indemnification (if applicable), and the evaluation as to the reasonableness of expenses in a specific case shall be made as provided by law. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a director or officer acted in such a manner as to make him ineligible for indemnification.

(d) For the purposes of this Article 8, every reference to a director or officer shall include, without limitation, (i) every director or officer of the Corporation, (ii) an individual who, while a director or officer, is or was serving at the Corporation’s request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, (iii) an individual who formerly was a director or officer of the Corporation or occupied any of the other positions referred to in clause (ii) of this sentence, and (iv) the estate, personal representative, heirs, executors and administrators of a director or officer of the Corporation or other person referred to herein. Service as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise controlled by the Corporation shall be deemed service at the request of the Corporation. A director or officer shall be deemed to be serving an employee benefit plan at the Corporation’s request if such person’s duties to the Corporation also impose duties on, or otherwise involve services by, such person to the plan or to participants in or beneficiaries of the plan.

(e) Indemnification pursuant to this Article 8 shall not be exclusive of any other right of indemnification to which any person may be entitled, including indemnification pursuant to a valid contract, indemnification by legal entities other than the Corporation and indemnification under policies of insurance purchased and maintained by the Corporation or others. No person shall be entitled to indemnification by the Corporation, however, to the extent such person is actually indemnified by another entity, including an insurer. In addition to any insurance which may be maintained on behalf of any director, officer, or other person, the Corporation is authorized to purchase and maintain insurance against any liability it may have under this Article 8 to protect any of the persons named above against any liability arising from their service to the Corporation or any other entity at the Corporation’s request, regardless of the Corporation’s power to indemnify against such liability. The provisions of this Article 8 shall not be deemed to preclude the Corporation from entering into contracts otherwise permitted by law with any individuals or entitles other than those named in this Article 8.

(f) The provisions of this Article 8 shall be applicable from and after its adoption even though some or all of the underlying conduct or events relating to a proceeding may have occurred before such adoption. No amendment, modification or repeal of this Article 8 shall diminish the rights provided hereunder to any person arising from conduct or events occurring before the adoption of such amendment, modification or repeal. If any provision of this Article 8 or its application to any person or circumstance is held invalid by a court of competent jurisdiction, the invalidity shall not affect other provisions or applications of this Article 8, and to this end the provisions of this Article 8 are severable.

9. Limitation of Liability of Officers and Directors.  Except as otherwise provided by the laws of the Commonwealth of Virginia, as presently in effect or as the same hereafter may be amended and supplemented, no damages shall be assessed against an officer or director in any proceeding brought by or in the right of the Corporation or brought by or on behalf of shareholders of the Corporation. The liability of an officer or director shall not be eliminated as provided in this Article 9 if the officer or director engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law, including, without limitation, any laws prohibiting insider trading or manipulation of the market for any security. The provisions of this Article 9 shall be applicable from and after its adoption even though some or all of the underlying conduct or events relating to a proceeding may have occurred before such adoption.

10. Amendment.  These articles or incorporation may be amended by the affirmative vote of a majority of the entire board of directors, to the extent permitted by the Virginia Stock Corporation Act, or by the affirmative vote of holders of a majority of the outstanding shares of the Corporation, or, if more than one voting group is entitled to vote separately on such amendment, a majority of the outstanding shares in such voting group, at a meeting at which a quorum is present with respect to each voting group eligible to vote separately on such amendment; provided that the provisions of Article 7 shall not be amended prior to May 1, 1995 unless the amendment shall have been approved and recommended to the shareholders by all directors then in office.

11. Perpetual Existence.  The duration of the Corporation shall be perpetual.

12. Certain Transactions.  The Corporation shall not be subject to Article 14 (Affiliate Transactions) or Article 14.1 (Control Share Acquisitions) of the Virginia Stock Corporation Act.

SKU # 002CS-13128

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6		000004 XXXXXXXXXXXXXX	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

Using a blank ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 - 3.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+

	01 - Manuel H. Johnson	☐	☐	02 - David A. Preiser	☐	☐	03 - Paul W. Whetsell	☐	☐

	04 - John M. Toups	☐	☐

		For	Against	Abstain
2.	Ratification of appointment of KPMG LLP as independent auditors for the year ending December 31, 2007.	☐	☐	☐

4.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

		For	Against	Abstain
3.	Approval of an amendment to NVR’s restated articles of incorporation to provide for majority voting of our directors in uncontested elections.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — NVR, Inc.

Proxy for the Annual Meeting of Shareholders
May 4, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints James M. Sack, Dennis M. Seremet and Robert W. Henley, or any of them, as proxies (and if the undersigned is a proxy, as substitute proxies), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of NVR, Inc. held of record by the undersigned on March 1, 2007 at the Annual Meeting of Shareholders to be held at NVR’s Corporate Headquarters, 11700 Plaza America Drive, Suite 500, Reston, Virginia, 20190, on Friday, May 4, 2007 at 11:30 A.M. and at any adjournments or postponements thereof.
If there are shares allocated to the undersigned in the NVR, Inc. Profit Sharing Trust Plan or the Employee Stock Ownership Plan, the undersigned hereby directs the Trustee to vote all full and fractional shares as indicated on the reverse of this card. Shares for which no voting instructions are received by May 1, 2007 will be voted by the Trustee in the same proportion as all other shares which have been voted.
This proxy when properly executed will be voted as directed. If no direction is given with respect to a particular proposal, this proxy will be voted FOR the election of the four nominees for director, FOR items 2 AND 3 AND otherwise in the discretion of the proxies.
PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON THE REVERSE